UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2018

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio		44258
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On November 28, 2018, RPM International Inc. (the “Company”) will present a comprehensive update on its operating improvement initiative, named the MAP to Growth (Margin Acceleration Plan), at an Investor Day event in Baltimore, Maryland. The Company’s MAP to Growth presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company’s MAP to Growth presentation, as well as a webcast of the Investor Day presentations, are also available at the Company’s website (www.RPMinc.com).

The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The Company’s MAP to Growth presentation includes certain data that do not directly conform to generally accepted accounting principles (“GAAP”), and certain data that has been restated for improved clarity, understanding and comparability, or pro forma. Tables reconciling such non-GAAP data with the most directly comparable GAAP financial measures, where available without unreasonable effort, are available through the Company’s website, www.RPMInc.com, under Investor Information/Presentations. The Company has not provided a reconciliation of certain projected non-GAAP financial measures, including projected Adjusted EBIT (earnings before interest and taxes), projected Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), and certain other projected non-GAAP financial measures for fiscal year 2021, because material terms that impact such measures are not in the Company’s control and/or cannot be reasonably predicted, and therefore a reconciliation of such measures is not available without unreasonable effort.

Item 8.01.	Other Events.

President Donald J. Trump has announced that he nominated General John P. Abizaid to serve as Ambassador Extraordinary and Plenipotentiary of the United States of America to the Kingdom of Saudi Arabia. General Abizaid’s appointment is subject to ratification and confirmation by the U.S. Senate (“Confirmation”). In the event of General Abizaid’s Confirmation, the Company expects that General Abizaid will submit his resignation from the Company’s Board of Directors, effective upon such Confirmation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Day Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)
Date November 28, 2018
/s/ Edward W. Moore
Edward W. Moore Senior Vice President, General Counsel and Chief Compliance Officer